UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) December 3, 2012

Max Sound Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	2902 A Colorado Avenue Santa Monica, CA 90404	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(888) 777-1987
 (Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K Amendment No.1 is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Max Sound Corporation (the “Company”) on December 7, 2012 (the “Original 8-K”). The Original 8-K was filed to report the completion of the purchase of the assets of Liquid Spins, Inc., a Colorado corporation (LSI”), pursuant to the Asset Purchase Agreement, dated November 15, 2012, between the Company and LSI.  The sole purpose of this Amendment is to file the unaudited Financial Statements for the quarter ended September 30, 2012 for LSI, and the pro forma combined financial information of the Company. No other changes are being made to the Original 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Included as Exhibit 99.1 to the Report and incorporated herein by reference are the unaudited Financial Statements for the quarter ended September 30, 2012.

(b) Pro Forma Financial Information.

Included as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of Max Sound Corporation.

(d) Exhibits

Exhibit
Number	Description
99.1	Unaudited Financial Statements for the quarter ended September 30, 2012 for Liquid Spins.

99.2	Pro forma combined financial information of Max Sound Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: February 14, 2013	By:	/s/John Blaisure
John Blaisure President and Chief Executive Officer

MAX SOUND CORPORATION

Date: February 14, 2013	By:	/s/Greg Halpern
Greg Halpern Chief Financial Officer